Advance to Suppliers	12 Months Ended
Dec. 31, 2021
Advance to Suppliers
Advance to Suppliers

(10) Advance to Suppliers

Historically, we have significant working capital commitments because suppliers of PET resin and additives -based raw materials require us to make prepayments in advance of shipment. Besides, we may make prepayments related to some equipment purchases based on the arrangement of the contract. Our prepayments to suppliers were recorded either as advances to suppliers, if they are expected to be utilized within 12 months as of the balance sheet date, or as long-term prepayments, which was included in the line item “advance to suppliers –long term” in our consolidated balance sheet, if they represented the portion expected to be utilized after 12 months. As of December 31, 2021, and 2020, the current portion of advance to suppliers was RMB7,933 (US$1,245) and RMB7,359, respectively; the non-current portion of advance to suppliers was RMB0 (US$0) and RMB1,542, respectively.